EXHIBIT 10.24
Second Amendment to Lease Agreement
     This Second Amendment to Lease Agreement (the “Amendment”) is made and entered into as of November 20, 2000, by and between PRINCIPAL DEVELOPMENT INVESTORS, LLC, a Delaware limited liability company (“Landlord”), and ABAXIS, INC., a California corporation (“Tenant”), with reference to the following facts.
RECITALS
A.	Landlord and Tenant have entered into that certain Lease Agreement dated as of June 21, 2000 and that certain First Amendment dated as of August 28, 2000, (hereinafter, collectively the “Lease”) for the leasing of certain premises consisting of approximately 91,124 rentable square feet located at 3240 Whipple Road, Union City, California (the “Premises”) as such Premises are more fully described in the Lease.

B.	Landlord and Tenant now wish to amend the Lease to provide for, among other things, a modification to the number of Parking Spaces (as provided in the Basic Lease Information on Page 1 of the Lease), the establishment of Phase I and Phase II Premises Rent Commencement Date and an adjustment to the Base Rent schedule for the Term of this Lease, all upon and subject to each of the terms, conditions, and provisions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:
1. Recitals: Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.
2. The number of Parking Spaces allocated to Tenant shall be changed from two hundred forty-six (246) to two hundred twenty-four (224) non-exclusive and non-designated spaces.
3. The Phase I Premises Rent Commencement Date shall be October 20, 2000.
4. The Phase II Premises Rent Commencement Date shall be January 1, 2001.
5. The Expiration Date shall remain unchanged and is December 31, 2010.
6. Landlord and Tenant Agree that the Base Rent will be adjusted on the dates and in the amounts as set forth below:
for the period of October 20, 2000 to December 31, 2000 the monthly Base Rent shall be $18,750.00;
for the period of January 1, 2001 to December 31, 2001 the monthly Base Rent shall be $75,145.90;
for the period of January 1, 2002 to December 31, 2002 the monthly Base Rent shall be $77,879.62;
for the period of January 1, 2003 to December 31, 2003 the monthly Base Rent shall be $80,722.69;
for the period of January 1, 2004 to December 31, 2004 the monthly Base Rent shall be $83,679.48;
for the period of January 1, 2005 to December 31, 2005 the monthly Base Rent shall be $86,754.54;
for the period of January 1, 2006 to December 31, 2006 the monthly Base Rent shall be $89,952.61;
for the period of January 1, 2007 to December 31, 2007 the monthly Base Rent shall be $93,278.60;
for the period of January 1, 2008 to December 31, 2008 the monthly Base Rent shall be $96,737.63;
for the period of January 1, 2009 to December 31, 2009 the monthly Base Rent shall be $100,335.01; and
for the period of January 1, 2010 to December 31, 2010 the monthly Base Rent shall be $104,076.30.
7. Effect of Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Amendment, the terms and conditions of this Amendment shall prevail.

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8. Definitions: Unless otherwise defined in this Amendment, all terms not defined in this Amendment shall have the meaning set forth in the Lease.
9. Authority: Subject to the provisions of the Lease, this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Amendment.
10. Authority: The terms and provisions of the Lease are hereby incorporated in this Amendment.
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

Tenant: ABAXIS, INC., a California corporation
By:	/s/ Donald J. Stewart
Its: CFO

Date: 12/19/2000

By:	/s/ Robert Milder
Its: COO

Date: 12/19/2000

Landlord: PRINCIPAL DEVELOPMENT INVESTORS, LLC, a Delaware limited liability company
By:	PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, its member

By:	/s/ Doug Kintzie
Its: Assistant Director, Commercial Real Estate

By:	/s/ John N. Urban
Its: Director, Asset Management

Date: 1/30/2001

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